Exhibit 99.1

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of February 2, 2015, between HopFed Bancorp, Inc., a Delaware corporation (“HopFed Bancorp”) and Maltese Capital Management, LLC (the “Seller”).

WHEREAS, the Seller owns of record and beneficially 534,943 shares of common stock, par value $0.01 per share, of HopFed Bancorp (the “Shares”); and

WHEREAS, HopFed Bancorp desires to purchase from the Seller, and the Seller desires to sell to HopFed Bancorp, all of the Shares on the terms and subject to the conditions set forth herein and in the Standstill Agreement between HopFed Bancorp and the Seller dated as of the date hereof (the “Standstill Agreement”).

NOW THEREFORE, the parties agree as follows:

1.	PURCHASE AND SALE OF THE SHARES

(a) Subject to the terms and conditions of this Agreement and the Standstill Agreement, including the accuracy of the representations and warranties set forth herein, HopFed Bancorp agrees to purchase from the Seller, and the Seller agrees to sell the Shares to HopFed Bancorp at the Closing (as defined below).

(b) The purchase price for the Shares is $13.50 per Share (the “Share Price”).

(c) At the Closing, the Seller shall deliver to HopFed Bancorp, in a form and in a manner reasonably acceptable to HopFed Bancorp, all of the Shares, free and clear of all liens, pledges, charges, equities, claims or other encumbrances, together with any further documents or instruments, including, if appropriate, stock powers duly endorsed in blank or stock transfer stamps affixed thereto, or certificates from broker-dealers previously holding liens on the Shares or holding the Shares for the Seller, reasonably requested by HopFed Bancorp.

(d) At the Closing, HopFed Bancorp shall pay the Seller by wire transfer an amount equal to the Share Price multiplied by the number of Shares being sold to HopFed Bancorp by the Seller.

2.	THE CLOSING

(a) The Closing shall occur as soon as practicable, and shall be on such date and at such time and location as is mutually agreed by HopFed Bancorp and the Seller.

(b) Upon payment by HopFed Bancorp to the Seller of the Share Price for the Shares and delivery by the Seller of the Shares to HopFed Bancorp, the Closing shall have occurred and the purchase and sale of the Shares shall be deemed to be complete.

3.	DISCLOSURE OF THIS AGREEMENT

The parties contemplate that the Seller will file a Schedule 13G amendment, that HopFed Bancorp will file a Current Report on Form 8-K (the “Form 8-K”) disclosing and attaching this Agreement, and that there will be no other public comments (except as required by applicable Securities and Exchange Commission regulations) by the parties regarding this Agreement other than a press release by HopFed Bancorp factually summarizing this Agreement and attached as an exhibit to the Form 8-K filing.

4.	REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to HopFed Bancorp as of the date of this Agreement and the Closing as follows:

(a) The Seller has the requisite capacity, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(b) The execution, delivery and performance of this Agreement by the Seller and the sale and delivery of the Shares hereunder have been duly authorized by all necessary actions on the part of the Seller and any necessary third party (including any consultation, approval or other action by or with any other person or governmental entity), and will not conflict with or result in a breach or violation of any of the terms or provisions of its certificate of incorporation or bylaws or result in the material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, nor will any such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property.

(c) This Agreement has been duly executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

(d) The Seller has record and beneficial ownership of and good and valid title to the Shares, and such ownership and title are free and clear of all liens, pledges, charges, equities, claims or other encumbrances.

(e) Upon each delivery of the Shares hereunder and payment therefor pursuant hereto, good and valid title to the Shares, free and clear of all liens, pledges, charges, equities, claims and encumbrances, will pass to HopFed Bancorp.

(f) The Seller does not hold or own, of record or beneficially, any securities of HopFed Bancorp other than the Shares.

(g) The Seller is not participating with any other person in any “group”, as such term is used in Rule 13D under the Securities Exchange Act of 1934, as amended, with respect to any HopFed Bancorp security.

(h) There is not pending or, to the knowledge of the Seller, threatened against the Seller any action, suit or proceeding at law or in equity before any court, tribunal, governmental body, agency or official or any arbitrator that might affect the legality, validity or enforceability against the Seller of this Agreement or the Seller’s ability to perform the Seller’s obligations hereunder.

(i) No person or entity acting on behalf or under the authority of the Seller is or will be entitled to any broker’s, finder’s, or similar fee or commission in connection with the transactions contemplated by this Agreement.

5.	REPRESENTATIONS AND WARRANTIES OF HOPFED BANCORP

HopFed Bancorp represents and warrants to the Seller as of the date of this Agreement and the Closing as follows:

(a) HopFed Bancorp is duly organized and is validly existing under the laws of Delaware.

(b) HopFed Bancorp has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(c) Except for the regulatory review contemplated by Paragraph 6(a)(1) of this Agreement, the execution, delivery and performance of this Agreement by HopFed Bancorp has been duly authorized by all necessary actions on the part of HopFed Bancorp and any necessary third party (including any consultation, approval or other action by or with any other person or governmental entity). The execution, delivery and performance of this Agreement by HopFed Bancorp will not conflict with or result in a breach or violation of any of the terms or provisions of its certificate of organization or bylaws, or result in the material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, nor will any such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over it or its property.

(d) This Agreement has been duly executed and delivered by HopFed Bancorp and constitutes a valid and binding obligation of HopFed Bancorp, enforceable against HopFed Bancorp in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

(e) There is not pending or, to HopFed Bancorp’s knowledge, threatened against HopFed Bancorp any action, suit or proceeding at law or in equity before any court, tribunal, governmental body, agency or official or any arbitrator that might affect the legality, validity or enforceability against it of this Agreement or its ability to perform its obligations hereunder.

(f) No person or entity acting on behalf or under the authority of HopFed Bancorp is or will be entitled to any broker’s, finder’s, or similar fee or commission in connection with the transactions contemplated by this Agreement.

6.	CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

(a) CONDITIONS TO THE OBLIGATIONS OF HOPFED BANCORP. The obligations of HopFed Bancorp to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions, unless waived by HopFed Bancorp:

(1) Regulatory Review. Any review of the transactions contemplated by this Agreement required under law, regulations or policies by regulatory authorities with jurisdiction over HopFed Bancorp, Heritage Bank USA, Inc. (the “Bank”) and their affiliates shall have been completed, and no such regulatory authority shall have advised HopFed Bancorp or the Bank that it may not proceed to consummate the transactions contemplated by this Agreement.

(2) Representations and Warranties. The representations and warranties of the Seller contained in Paragraph 4 of this Agreement shall be true and correct, in all material respects, on and as of the Closing with the same effect as though made on and as of the Closing.

(b) CONDITIONS TO THE OBLIGATIONS OF THE SELLER. The obligations of the Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following condition, unless waived by the Seller:

(1) Representations and Warranties. The representations and warranties of the HopFed Bancorp contained in Paragraph 5 of this Agreement shall be true and correct, in all material respects, on and as of the Closing with the same effect as though made on and as of the Closing.

7.	TERMINATION

This Agreement may be terminated at any time prior to the Closing (i) by mutual consent in writing of the parties, (ii) by either HopFed Bancorp or the Seller in the event the Closing shall not have occurred within 30 days following the date of this Agreement, (iii) by HopFed Bancorp in the event any of the conditions set forth in Paragraph 6(a) herein is not satisfied as of the Closing, or (iv) by the Seller in the event the condition set forth in Paragraph 6(b) herein is not satisfied as of the Closing.

8.	NON-DISPARAGEMENT

For a period of five years after the Closing, (i) the Seller agrees not to disparage HopFed Bancorp, the Bank, or any officers, directors (including director nominees) or employees of HopFed Bancorp or the Bank in any public forum, and (ii) HopFed Bancorp and the Bank agree not to disparage any of the Seller or any officers or employees of the Seller in any public forum.

9.	MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among each of HopFed Bancorp and the Seller with respect to the subject matter hereof and supersedes all other prior agreements, understandings and arrangements, whether oral or written, among the parties hereto.

(b) EXPENSES. Each party hereto shall be responsible for and shall pay its own costs and expenses, including attorneys’ fees and accountants’ fees and expenses, incurred in connection with the negotiation, execution and delivery of this Agreement. The Seller shall pay any transfer taxes imposed on transferors payable in connection with the sale of its Shares to be sold by him or it hereunder.

(c) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky applicable to contracts made and to be performed in such Commonwealth without regard to the conflict of law principles thereof.

(d) SUCCESSORS AND ASSIGNS. This Agreement shall benefit and bind the successors and permitted assigns of the parties hereto. Any assignment of this Agreement by any party without the prior written consent of each of the other parties shall be void ab initio.

(e) AMENDMENTS. This Agreement may only be amended or modified by a written instrument signed by all of the parties hereto.

(f) WAIVERS. No waiver of any provision of this Agreement by any party shall be deemed to be a continuing waiver of any provision of this Agreement by such party.

(g) EQUITABLE RELIEF. The parties hereby expressly recognize and acknowledge that immediate, extensive and irreparable damage would result in the event the covenants and agreements in this Agreement are not specifically enforced. Therefore, in addition to, and not in limitation of, any other remedy available to HopFed Bancorp and the Seller, the respective rights and obligations of HopFed Bancorp and the Seller shall be enforceable in a court of equity by decree of specific performance and appropriate injunctive relief may be applied for and granted in connection therewith.

(h) COUNTERPARTS; DELIVERY. This Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Delivery may be effected via facsimile.

IN WITNESS WHEREOF, the HopFed Parties and the Seller have executed this Agreement on the date set forth below.

Dated: February 2, 2015

MALTESE CAPITAL MANAGEMENT, LLC		HOPFED BANCORP, INC.

By:	/s/ Terry Maltese	By:	/s/ John E. Peck
	President and CEO		John E. Peck
President and CEO